Exhibit A
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                                ESCROW AGREEMENT
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          THIS ESCROW  AGREEMENT  ("ESCROW  AGREEMENT") is made and entered into this 12th day of September, 1997, by and among LES EQUIPEMENTS SPORTIFS DAVTEC INC., a Canadian corporation ("DAVTEC"), USA SKATE CO., INC., a New York corporation and the sole stockholder of Davtec ("USA SKATE;" hereinafter Davtec and USA Skate are sometimes referred to individually as a "SELLER" and collectively as "SELLERS"), RAWLINGS CANADA INC., a Nova Scotia corporation
("RAWLINGS  CANADA"),   RAWLINGS  SPORTING  GOODS  COMPANY,   INC.,  a  Delaware
corporation and the sole stockholder of Rawlings Canada ("RAWLINGS;" hereinafter Rawlings Canada and Rawlings are sometimes referred to individually as a "BUYER" and collectively as "BUYERS"), and THE BANK OF NEW YORK ("ESCROW AGENT").

                                   WITNESSETH:
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          WHEREAS,  Buyers,  Sellers,  USA Skate  Corporation and California Pro
Sports, Inc. have entered into an Asset Purchase Agreement, dated September 10, 1997 (the "ASSET PURCHASE AGREEMENT"); and

          WHEREAS, the parties hereto desire that a portion of the USA Skate Purchase Price and the Davtec Purchase Price (as those terms are defined in the Asset Purchase Agreement) be deposited in escrow subject to the terms of this Escrow Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

          1. DEFINITIONS. All words and phrases used in this Escrow Agreement, unless otherwise defined herein, shall have the same meanings as in the Asset Purchase Agreement.

          2. RECEIPT OF ESCROW DEPOSITS.  Escrow Agent  acknowledges  receipt of
(i) an executed original of the Asset Purchase Agreement, (ii) the USA Skate Adjustment Deposit (which equals $250,000) and the Davtec Adjustment Deposit (which equals $250,000), and (iii) $500,000 as a source of indemnification for Sellers' payment of their indemnity obligations under the Asset Purchase
Agreement (the "INDEMNITY DEPOSIT;" hereinafter the USA Skate Adjustment Deposit, the Davtec Adjustment Deposit and the Indemnity Deposit are referred to collectively as the "ESCROW DEPOSITS").

          3. DISTRIBUTION OF ADJUSTMENT DEPOSITS. Subject to SECTION 5 hereof:

               (a) If the USA Skate Net Assets equal or exceed $3,279,732, then Rawlings and USA Skate shall instruct the Escrow Agent to distribute the USA Skate Adjustment Deposit to USA Skate, and upon its receipt of such notice, Escrow Agent shall promptly comply with such instructions from Rawlings and USA

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Skate.  If  $3,279,732  exceeds the USA Skate Net Assets,  then Rawlings and USA
Skate shall instruct the Escrow Agent to, first, distribute from the USA Skate Adjustment Deposit the amount of such excess (together with all interest and other earnings accrued on such amount) to Rawlings and, second, distribute the balance of the USA Skate Adjustment Deposit, if any, to USA Skate, and Escrow Agent shall promptly comply with such instructions.

               (b) If the Davtec Net Assets equal or exceed C$5,793,363, then Rawlings Canada and Davtec shall instruct the Escrow Agent to distribute the Davtec Adjustment Deposit to Davtec, and upon its receipt of such notice, Escrow Agent shall promptly comply with such instructions from Rawlings Canada and Davtec. If C$5,793,363 exceeds the Davtec Net Assets, then Rawlings Canada and Davtec shall instruct the Escrow Agent to, first, distribute from the Davtec Adjustment Deposit the amount of such excess (together with all interest and other earnings accrued on such amount) to Rawlings Canada and, second, distribute the balance of the Davtec Adjustment Deposit, if any, to Davtec, and Escrow Agent shall promptly comply with such instructions.

               (c) All instructions to Escrow Agent pursuant to this SECTION 3 shall be given within five (5) days of the determination of the USA Skate Net Assets or the Davtec Net Assets, as applicable, pursuant to Sections 3.1(b) or 3.2(b) of the Asset Purchase Agreement.

          4.  DISTRIBUTION OF INDEMNITY DEPOSIT.  Subject to SECTION 5 hereof:

               (a) Each Buyer shall promptly deliver to Escrow Agent a copy of each Initial Claim Notice and Final Claims Statement which it gives to either Seller. Upon its receipt of a Final Claims Statement relating to an Initial Claim Notice previously received by it, Escrow Agent shall distribute from the Indemnity Deposit to the appropriate Buyer an amount equal to the Damages set forth in the Final Claims Statement.

               (b) Notwithstanding the provisions of SECTION 4(a) hereof, on the date six months from the date of this Escrow Agreement, Escrow Agent shall distribute from the Indemnity Deposit to USA Skate the amount, if any, by which $250,000 exceeds the aggregate amount of Damages claimed in all Initial Claim Notices received by Escrow Agent for which Escrow Agent has not made a distribution pursuant to SECTION 4(a) hereof.

               (c) Notwithstanding the provisions of SECTIONS 4(a) AND 4(b) hereof, on the date nine (9) months from the date of this Escrow Agreement, Escrow Agent shall distribute from the Indemnity Deposit to USA Skate the difference between (i) the amount then remaining in the Indemnity Deposit, less
(ii) the aggregate amount of Damages claimed in all Initial Claim Notices received by Escrow Agent for which Escrow Agent has not made a distribution pursuant to Section 4(a) hereof.

               (d) Notwithstanding the provisions of SECTIONS 4(a) THROUGH 4(c) hereof, if, after the date nine (9) months from the date of this Escrow

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Agreement,  Buyers do not have any right under the Asset  Purchase  Agreement to receive Damages set forth in an Initial Claim Notice previously delivered to Escrow Agent, then they shall promptly give notice to such effect to Escrow Agent, and Escrow Agent, upon receipt of such notice, shall promptly distribute from the Indemnity Deposit to USA Skate the Damages identified in such notice as Damages which Buyers do not have a right to receive.

          5. PAYMENT TO CORTINA. Sellers hereby direct Escrow Agent to pay all distributions to either Seller under this Escrow Agreement to Cortina International Corp. ("CORTINA"), Suite 901, 9th Floor, 131 Sung Chiang Road, Taipei, Republic of China, or such other address as Buyers and Sellers shall specify in writing to Escrow Agent, until the aggregate amount of such payments to Cortina equals $476,000 or such other amount as Buyers and Sellers shall specify in writing to Escrow Agent.

          6. DISTRIBUTION OF ESCROW DEPOSITS PURSUANT TO INSTRUCTIONS. Notwithstanding any provision of this Escrow Agreement to the contrary, Escrow Agent shall distribute the Escrow Deposits, or any portion thereof, in accordance with written instructions signed by Buyers and Sellers or their respective successors and assigns.

          7. INVESTMENT OF ESCROW DEPOSITS. To the fullest extent possible, Escrow Agent shall promptly invest and reinvest the Escrow Deposits in United States Treasury Bills, Certificates of Deposit of banks organized either under the laws of the United States or of a State of the United States having capital and surplus in excess of $50,000,000, securities issued or guaranteed by the United States Government, prime commercial paper of United States issuers, or money market funds investing in U.S. Government obligations, as directed by Sellers' written instruction. At the time of any distribution from the Escrow Deposits, Escrow Agent shall pay to any party receiving a distribution from the Escrow Deposits all interest and other earnings accrued on the amount distributed.

          8. FEES AND EXPENSES. For its services hereunder, the Escrow Agent shall be paid $1,900.00 annually, plus its reasonable expenses in performing such services. The first year's fees shall be payable upon the funding of the Escrow Deposits. If this Escrow Agreement terminates within one year from the date hereof, the first year's fees shall not be prorated. Except as otherwise provided in SECTION 9, each Buyer and each Seller shall pay one-fourth (1/4) of Escrow Agent's fees and expenses.

          9. ESCROW AGENT.

               (a) Escrow Agent hereby accepts its appointment and agrees to act as Escrow Agent under the terms and conditions of this Escrow Agreement.

               (b) The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall

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

not be subject to, nor required to comply with any other agreement between or among any of Sellers and/or Buyers, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Seller or Buyer or any entity acting on their behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

               (c) This Escrow Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

               (d) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Deposits (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer the Escrow Deposits), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

               (e) (i) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (A) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any Seller or Buyer or any entity acting on behalf of any Seller or Buyer, (B) for any consequential, punitive or special damages, (C) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (D) for an amount in excess of the value of the Escrow Deposits, valued as of the date of deposit.

                    (ii) If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Deposits and may sell, convey or otherwise dispose of any Escrow Deposits for such purpose.

                    (iii) As security for the due and punctual performance of any and all of Buyers' and Sellers' obligations to Escrow Agent hereunder, now or hereafter arising, Buyers and Sellers, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Deposits and all distributions thereon or additions thereto (whether such additions are the result of deposits by Buyers and Sellers or the investment of Escrow Deposits). The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against Buyers and Sellers and all third parties in accordance with the terms of this Escrow Agreement.

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                    (iv)  Escrow  Agent may  consult  with legal  counsel at the expense of the Buyers and Sellers as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

                    (v) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

               (f) Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

               (g) Escrow Agent shall provide to Buyers and Sellers monthly statements identifying transactions, transfers or holdings of Escrow Deposits and each such statement shall be deemed to be correct and final upon receipt thereof by the Buyers and Sellers unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

               (h) Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

               (i) Notices,  instructions  or other  communications  shall be in writing and shall be given to the address set forth in SECTION 12 hereof (or to such other address as may be substituted therefor by written notification to Escrow Agent or Buyers and Sellers). Notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent's Corporate Trust Department. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Buyers or Sellers or by a person or persons authorized by Buyers or Sellers. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

               (j) Buyers and Sellers, jointly and severally, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages, or expenses (including reasonable attorneys' fees and expenses) (collectively, "LOSSES") arising from or in connection with or related to this

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

Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

               (k) (i) Buyers and Sellers may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days' prior notice in writing signed by all Buyers and Sellers. Escrow Agent may resign at any time by giving to Buyers and Sellers fifteen (15) calendar days, prior written notice thereof.

                    (ii) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, all Buyers and Sellers shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, deliver the Escrow Deposits to any of the Buyers and Sellers at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys, fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, the Buyers and Sellers.

                    (iii) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Deposits then held hereunder to the successor Escrow Agent, less Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Deposits (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

                    (iv) Upon delivery of the Escrow Deposits to a successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

               (l) (i) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Deposits, unless Escrow Agent receives written instructions, signed by all Buyers and Sellers, which eliminates such ambiguity or uncertainty.

                    (ii) In the event of any dispute between or conflicting claims by or among the Buyers and Sellers and/or any other person or entity with respect to any of the Escrow Deposits, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Deposits so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Buyers and Sellers for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (A) such conflicting or

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

adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (B) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Buyers and Sellers.

               (m) The Escrow Agent does not have any interest in the Escrow Deposits deposited hereunder but is serving as escrow holder only, and having only possession thereof. Each party shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Deposits incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Deposits and is not responsible for any other reporting.

          10. INSPECTION. All money or other property held as a part of the Escrow Deposits shall at all times be clearly identified as being held by the Escrow Agent hereunder. Any party hereto may inspect the Escrow Deposits at any time during the Escrow Agent's business hours.

          11. NO RIGHT OF OFFSET. Notwithstanding any provision of the Amended and Restated Credit Agreement, dated the date hereof, among Rawlings, the financial institutions signatory thereto, and The First National Bank of Chicago, as agent, or any other agreement by which Rawlings or Escrow Agent is bound, whether now existing or hereafter entered into, Escrow Agent shall have no right of offset against the Escrow Deposits except for amounts due to Escrow Agent pursuant to this Escrow Agreement.

          12. NOTICES. Any instruction, notice or other communication required or permitted hereunder to Buyers or Sellers shall be given in writing and shall be (i) delivered in person, (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (iv) sent by facsimile, with receipt confirmed, addressed as follows:

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          In the case of Buyers:

                           Rawlings Sporting Goods Company, Inc.
                           1859 Intertech Drive
                           Fenton, Missouri  63026
                           Attn:    Paul E. Martin
                           Fax:     (314) 349-3598

          and

                           Stinson, Mag & Fizzell, P.C.
                           100 South Fourth Street
                           St. Louis, Missouri  63102
                           Attn:    John W. Finger, Esq.
                           Fax:     (314) 259-4599

          In the case of the Sellers:

                           California Pro Sports, Inc.
                           1221-B South Batesville Road
                           Greer, South Carolina  29650
                           Attn:    Barry Hollander
                           Fax:     (864) 848-5167

          and

                           Ross & Hardies
                           150 North Michigan Avenue
                           Chicago, Illinois  60601-7567
                           Attn:    C. Frederick LeBaron, Jr., Esq.
                           Fax:     (312) 750-8600

          In the case of Escrow Agent:

                           The Bank of New York
                           The Lammert Building
                           911 Washington Avenue, Third Floor
                           St. Louis, Missouri  63101
                           Fax:     (314) 613-8227

or to such substituted address as any party shall have given to the other parties hereto in writing. Except as otherwise provided in SECTION 9, any such instruction, notice or communication shall be deemed to have been given (i) if delivered in person, on the date so delivered, (ii) if sent by registered or certified mail, three days after the date when so deposited in the mail properly addressed, (iii) if sent by overnight delivery service, the day after the date when delivered during business hours to the overnight delivery service properly addressed, or (iv) if sent by facsimile, the date when receipt of the facsimile is confirmed, unless (in each case) the sending party has actual knowledge that such notice was not received by the intended recipient.

          13. MISCELLANEOUS.

               (a) This Escrow Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assign.

               (b) This Escrow Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Buyers and Sellers hereby submits to the non-exclusive personal jurisdiction of and each agrees that all proceedings relating hereto may be brought in courts located within the City and State of New York or elsewhere (including but not limited to the Circuit Court of St. Louis County, Missouri and the United States District Court for the Eastern District of Missouri, Eastern Division) as Escrow Agent may select. Each of the Buyers and Sellers hereby waives the right to trial by jury in any such proceedings. To the extent that in any jurisdiction any Buyer or Seller may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each Buyer and Seller waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

               (c) Except as otherwise permitted herein, this Escrow Agreement may he modified only by a written amendment signed by all the parties hereto, and no waiver of any provision, hereof shall be effective unless expressed in a writing signed by the party to be charged.

               (d) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

               (e) Each Buyer and Seller hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by it does not and will not violate any applicable law or regulation.

               (f) The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

               (g) This Escrow Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

               (h) This Escrow Agreement shall terminate upon the distribution of all Escrow Deposits from the Account. The provisions of SECTION 9 of this Escrow Agreement shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

               (i) No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Escrow Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent.

               (j) The headings contained in this Escrow Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

               (k) This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

               (l) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.


          IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the day and year first above written.

                                  LES EQUIPEMENTS SPORTIFS DAVTEC INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Authorized Officer
                                        ----------------------------------------

                                  USA SKATE CO., INC.



                                  By /S/ BARRY HOLLANDER
                                    --------------------------------------------
                                  Name: Barry Hollander
                                       -----------------------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------------------


                                  RAWLINGS CANADA INC.



                                   By /S/ PAUL MARTIN
                                     -------------------------------------------
                                   Name: Paul Martin
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                        ----------------------------------------


                                  RAWLINGS SPORTING GOODS COMPANY, INC.




                                   By /S/ PAUL MARTIN
                                     -------------------------------------------
                                   Name: Paul Martin
                                        ----------------------------------------
                                   Title: Chief Financial Officer
                                        ----------------------------------------


                                  THE BANK OF NEW YORK



                                  By /S/ NICOLAS S. SIGNORETTA
                                    --------------------------------------------
                                  Name: Nicolas S. Signoretta
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------